UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

1. Securities Purchase Agreement (the "Debenture Offering")

On November 2, 2006, VIASPACE Inc., a Nevada corporation ("we," "us" or the "Company") entered into a Securities Purchase Agreement (the "SPA") with Cornell Capital Partners, LP, a Delaware limited partnership (the "Buyer" and together with the Company, the "Parties"). Pursuant to the terms and subject to the conditions contained in the SPA, we will issue and sell to the Buyer, and the Buyer shall purchase from us, $3,800,000 principal amount of secured convertible debentures (the "Debentures") in three tranches, which shall be convertible into shares of our common stock, par value $0.001 (the "Common Stock"). The funding of the initial tranche of $1,500,000 closed on November 3, 2006, the funding of the second tranche of $1,200,000 is scheduled to close on the date that the registration statement covering the Common Stock into which the Debentures are convertible is filed and the funding of the third tranche of $1,100,000 is scheduled to close when such registration statement is declared effective. Each Debenture accrues interest at a rate of 10% per annum and the principal and interest on the Debentures are due and payable, if not converted, five years from the date of issuance of the Debentures. The outstanding principal amount of the Debentures is convertible into shares of our Common Stock at the option of the Buyer at a conversion price of $0.60 per share.

Contemporaneously with the execution and delivery of the SPA and the issuance by us to the Buyer of the first Debenture, the Parties executed and delivered (i) an Investor Registration Rights Agreement, pursuant to which we have agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations promulgated there under and applicable state securities laws, covering the Common Stock into which the Debentures are convertible; (ii) Security Agreements (the "Security Agreements"), pursuant to which we and our wholly owned subsidiaries, Arroyo Sciences, Inc. and Concentric Water Technologies, LLC, agreed to provide to Buyer a first priority security interest in certain Pledged Collateral (as this term is defined in the Security Agreements) to secure our obligations under the SPA, the Transaction Documents (as such term is defined in the SPA), or any other of the Company’s obligations to the Buyer; and (iii) Pledge and Escrow Agreements with Dr. Carl Kukkonen, our Chief Executive Officer, and Amjad Abdallat, our Vice President and Chief Operating Officer, pursuant to which Dr. Kukkonen and Mr. Abdallat have agreed to provide the Buyer a security interest in the Pledged Shares (as this term is defined in the Pledge and Escrow Agreements) to secure the Company’s obligations under the SPA.

In connection with the SPA, we also issued to the Buyer (1) a warrant to purchase 1,500,000 shares of our Common Stock for a period of five years at an exercise price of $0.50 per share; (2) a warrant to purchase 2,000,000 shares of our Common Stock for a period of five years at an exercise price of $0.60 per share; (3) a warrant to purchase 885,000 shares of our Common Stock for a period of five years at an exercise price of $0.75 per share; (4) a warrant to purchase 790,000 shares of our Common Stock for a period of five years at an exercise price of $0.95 per share; and (5) a warrant to purchase 600,000 shares of our Common Stock for a period of five years at an exercise price of $1.15 per share (collectively, the "Warrants"). The Common Stock issuable under the Warrants shall have "piggy-back" and demand registration rights.

Upon execution of the SPA, we paid the Buyer $15,000 as a structuring fee relating to the SPA. In addition to the other fees described above, we have agreed to pay the Buyer a commitment fee of 10% of the principal amount of any Debenture that we issue in the Debenture Offering, and accordingly, we paid the Buyer a commitment fee of $150,000 when we issued the initial Debenture.

2. Standby Equity Distribution Agreement (the "Equity Offering", and together with the Debenture Offering, the "Offerings")

Concurrently with the SPA described above, on November 2, 2006, we entered into a Standby Equity Distribution Agreement ("SEDA") with the Buyer, under which the Buyer has committed to provide us with up to $20,000,000 of equity financing over 36 months. Each advance under the SEDA will be for up to a maximum amount of $1,000,000, and there must be at least five trading days between each advance. Our access to the SEDA financing is subject to us having an effective re-sale registration statement on file with the SEC for the securities underlying the SEDA.

Each advance under the SEDA will be a sale by us to the Buyer of newly-issued shares of Common Stock. Subject to a re-sale registration statement being in effect, we will determine whether and when to request an advance, and the amount of the advance. The number of shares to be sold to the Buyer will be determined by dividing the advance amount by 97% of the market price for our stock. Market price is defined in the SEDA as the lowest daily volume weighted average price of our Common Stock during the five consecutive trading days period immediately following the date we send an advance notice to the Buyer.

Upon execution of the SEDA, we paid the Buyer $10,000 as a structuring fee, and have issued to the Buyer 850,592 shares of restricted Common Stock (the "Investor Shares"). At the time of each advance under the SEDA, we also will pay the Buyer an amount equal to 5% of each advance amount, plus $500.

We have engaged Newbridge Securities Corporation, a registered broker-dealer, to act as our placement agent in connection with the SEDA. We have also issued 12,327 shares of restricted Common Stock (the "Newbridge Shares") to Newbridge as compensation for its services.

Contemporaneously with the execution and delivery of the SEDA, the Parties executed and delivered a Registration Rights Agreement, pursuant to which we have agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder and applicable state securities laws covering public resale of the shares of Common Stock to be sold to the Buyer under the SEDA, the Investor Shares issued to the Buyer, the Gilford Warrant Shares (as defined below) and the Newbridge Shares.

Pursuant to an engagement letter we had entered into with Gilford Securities Incorporated ("Gilford") relating to the Offerings, we have paid with respect to the first tranche of Debentures, and will continue to pay with respect to future tranches of Debentures and amounts paid under the SEDA, a cash fee of 8% of the net proceeds of the Debenture Offering and 7% of the gross proceeds of the Equity Offering (as defined in the engagement letter with Gilford) and will issue to Gilford warrants to purchase up to 506,666 shares of our restricted Common Stock at $0.60 per share (the "Gilford Warrant Shares").

The preceding description of the Offerings and the agreements related thereto does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the Offerings and entry into the related agreements is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The agreements relating to the Offerings described above under Item 1.01 were entered into on November 2, 2006. The disclosure provided above under Item 1.01 is incorporated herein by reference. The securities issued to the various parties described under Item 1.01 have been issued without registration with the Securities and Exchange Commission in reliance on the exemption from such registration provided under Section 4(2) of the 1933 Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Securities Purchase Agreement dated November 2, 2006.

10.2 Investor Registration Rights Agreement (relating to the securities issued pursuant to the Securities Purchase Agreement) dated November 2, 2006.

10.3 Security Agreement dated November 2, 2006.

10.4 Form of Secured Convertible Debenture relating to the Securities Purchase
Agreement.

10.5 Form of Common Stock Purchase Warrant relating to the Securities Purchase
Agreement.

10.6 Standby Equity Distribution Agreement dated November 2, 2006.

10.7 Registration Rights Agreement (relating to the securities to be issued pursuant to the Standby Equity Distribution Agreement) dated November 2, 2006.

99.1 Press Release dated November 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

November 8, 2006	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement dated November 2, 2006
10.2	Investor Registration Rights Agreement (relating to the securities issued pursuant to the Securities Purchase Agreement) dated November 2, 2006.
10.3	Security Agreement dated November 2, 2006
10.4	Form of Secured Convertible Debenture relating to the Securities Purchase Agreement
10.5	Form of Common Stock Purchase Warrant relating to the Securities Purchase Agreement
10.6	Standby Equity Distribution Agreement dated November 2, 2006
10.7	Registration Rights Agreement (relating to the securities to be issued pursuant to the Standby Equity Distribution Agreement) dated November 2, 2006
99.1	Press release dated November 8, 2006